                                                                    Exhibit 10.3




         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THESE SECURITIES ARE SUBJECT TO THE TERMS OF A NOTE PURCHASE RECAPITALIZATION AGREEMENT DATED AS OF OCTOBER 27, 1997 WITH THE COMPANY, A COPY OF WHICH IS ON FILE AND AVAILABLE FOR INSPECTION AT THE PRINCIPAL CORPORATE OFFICE OF THE COMPANY.


                         LEXINGTON PRECISION CORPORATION

               10 1/2% Senior Unsecured Note due February 1, 2000


U.S.$7,500,000.00                                 Dated: October 27, 1997
No. SU-1                                          New York, New York


                  FOR VALUE RECEIVED, LEXINGTON PRECISION CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay to NOMURA HOLDING AMERICA, INC., a Delaware corporation, the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND UNITED STATES DOLLARS (U.S.$7,500,000.00) on February 1, 2000, together with accrued interest thereon as herein provided.


1.  Interest.
    ---------

                  The Company promises to pay interest on the principal amount of this Note at the rate of 10 1/2% per annum during the period from the date of this Note until the principal amount of this Note shall have been paid in full. The Company will pay interest quarterly on February 1, May 1, August 1 and November 1 of each year (each, an "Interest Payment Date"), commencing on November 1, 1997. Interest on this Note shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 27, 1997. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

2.  Method of Payment.
    ------------------

                  2.1 The Company shall pay interest on each Note (except Defaulted Interest, as hereinafter defined) to the person who is the registered holder of a Note ("Noteholder" or "Holder") at the close of business on the January 15, April 15, July 15 or October 15 preceding the Interest Payment Date. The Holder must surrender this Note to the Company at its offices at 767 Third Avenue, 29th Floor, New York, New York 10017-2023 or such other address as the Company may specify in a notice mailed or delivered to the registered address of the Holder hereof (the "Designated Office") to collect principal payments. The Company shall pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest by its check payable in such money. It may mail an interest check to the Holder's registered address. In the event this Note is issued or held in two or more units, such units shall hereinafter be collectively referred to as the "Notes" and individually as a "Note", and in the event this Note shall be the only Note outstanding, the term "Notes" as used herein shall refer only to this Note. Any payment of interest or principal which is due on a Saturday, Sunday or holiday shall be payable on the next succeeding business day.

                  2.2 Any interest on a Note which is payable, but is not punctually paid or provided for, on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant regular record date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Notes were registered at the close of business on a regular record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall set aside for payment, an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest, such money when so set aside to be held in trust for the benefit of the persons entitled to such Defaulted Interest as provided herein. Thereupon the Company shall fix a special record date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment. The Company, at its sole expense, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Noteholder at his address as it appeared in the registration books of the Company on such regular record date for payment of such Defaulted Interest, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Notes were registered on such special record date and shall no longer be payable pursuant to the following Clause (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange.

         Subject to the foregoing provisions of this subparagraph 2.2, each Note issued by the Company upon transfer of, in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

                  2.3 Notwithstanding subparagraph 2.1 hereof, the Company will make payments of principal and interest by check payable to the order of the Holder of this Note duly mailed or delivered to its registered address, or, if requested, by wire transfer of federal or other immediately available funds to its account at any bank or trust company in the United States of America. Before any such Note is transferred in accordance with the terms hereof and of the Note Purchase Agreement dated as of October 27, 1997 between the Company and Nomura Holding America, Inc. (the "Note Purchase Agreement"), the Holder will make or cause to be made a notation thereon of principal payments previously made thereon and of the date to which interest thereon has been paid.

3.  Optional Redemption.
    --------------------

                  3.1 The Notes are subject to redemption from and after the date of initial issuance, as a whole or, from time to time, in part (in units of $100,000 or integral multiples thereof), at the option of the Company, on not less than 15 nor more than 60 days' prior notice given, during the periods specified below, at the redemption prices (expressed in percentages of principal amount) set forth below and subject to the conditions set forth in this Section 3:


       Redemption Occurring During Period:                     Redemption Price
       ----------------------------------                      ----------------
       Prior to August 1, 1998                                    102.0%
       August 1, 1998 through October 31, 1998                    101.5%
       November 1, 1998 through January 31, 1999                  101.0%
       After January 31, 1999                                     100.0%


                  3.2 In the event that at the time the Company elects to make a redemption pursuant to this paragraph 3, there is more than one Note outstanding, the aggregate principal amount of such redemption shall be allocated among the then outstanding Notes in proportion, as nearly as practicable, to the respective unpaid principal amounts of such Notes.

                  3.3 Notice of redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed at his registered address specifying: (i) the redemption date; (ii) the redemption price; (iii) that Notes to be redeemed must be surrendered to the Company to collect the redemption price; (iv) that interest on the Notes called for redemption ceases to accrue on and after the redemption date; and (v) the aggregate principal amount of each Note to be redeemed and the registration number of such Note. On and after the redemption date, interest ceases to accrue on Notes or portions of them called for redemption.

                  3.4 Once notice of redemption is mailed, Notes called for redemption become due and payable on the redemption date and at the redemption price. Upon surrender to the Company, such Notes shall be paid at the redemption price plus accrued interest to the redemption date.

                  3.5 Upon surrender of a Note that is redeemed in part, the Company shall issue to the Holder thereof a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

4.  Covenants.
    ----------

                  The Company covenants and agrees that so long as the Notes remain outstanding:

                  (a) The Company shall pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes.

                  (b) The Company shall pay, to the extent permitted by applicable law, interest on overdue principal at 2% per annum above the rate borne by the Notes; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

                  (c) The Company shall maintain outstanding Subordinated Debt having an aggregate principal amount of at least U.S.$25,000,000 exclusive of Subordinated Debt owned by Subsidiaries of the Company.

                  (d) The Company shall not effectuate any waiver or amendment of any of the terms, covenants or provisions of the Subordinated Notes without the written consent of the Holders of a majority in principal amount of the Notes then outstanding.

                  (e) The Company shall make no redemption, distribution or payment (collectively, "Restricted Payments") with respect to its capital stock (other than Restricted Payments payable solely in capital stock of the Company or rights to acquire capital stock of the Company); provided, however, that this Section 4(e) shall not prohibit
         (1) any Restricted Payment made in accordance with the terms set forth as of the date hereof in the Company's Restated Certificate of Incorporation governing preferred stock of the Company outstanding as of the date hereof, and/or (2) any Restricted Payment that would be permitted to be made pursuant to Section 4.04 of that certain Indenture dated as of August 1, 1993 between the Company and IBJ Schroder Bank & Trust Company, as Trustee (the "Existing Indenture").

5.  Denomination, Transfer, Exchange.
    ---------------------------------

                  5.1 The Notes are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $100,000 (except to the extent a smaller denomination may be required as a result of the optional redemption, from time to time, of Notes). The registered Holder of a Note may be treated as the owner of it for all purposes (including, without limitation, for the purpose of receiving payment of principal of, premium, if any, and interest on such Note) and the Company shall not be affected by any notice to the contrary. The Notes may not be transferred or otherwise disposed of except to a registered assign and otherwise in accordance with the terms of the Note Purchase Agreement. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted hereby. The Company need not transfer or exchange any Note (or portion of a Note in an integral multiple of $100,000) selected for redemption, or transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will issue a new Note of like tenor as if the lost, stolen, destroyed or mutilated Note were then surrendered for exchange in lieu of such lost, stolen, destroyed or mutilated Note.

                  5.2 If the Company deems it necessary or appropriate to qualify an indenture with respect to the Notes under the Trust Indenture Act of 1939, as amended (the "TIA"), the Company will, as soon as reasonably practicable, execute and deliver to a bank or trust company organized under the laws of the United States of America or any state thereof having an office in New York, New York, as trustee, satisfactory to the Company, and having a capital surplus of at least $100,000,000 (if there be such an institution willing, qualified and able to accept the trust upon reasonable or customary terms), an indenture of trust (the "Indenture"), providing for the issuance, and will authorize the issuance thereunder as herein provided, of a principal amount of new 10 1/2% senior unsecured notes due February 1, 2000 of the Company (the "New Notes"), equal in aggregate principal amount to the aggregate principal amount of all Notes outstanding and unpaid at the time of such authorization, bearing interest at the same rate as such outstanding Notes and in all other respects substantially similar to, and having substantially all the rights and privileges carried by, the Notes.

                  The Indenture and the New Notes to be issued thereunder shall, insofar as may be appropriate, respectively embody the substance of all covenants, conditions and provisions of the

Notes, together with such other provisions as may be desirable (not inconsistent with the provisions of the Notes) and as are usually contained in indentures of similar issuers providing for notes of comparable aggregate principal amount and maturity, or are usually contained in such notes.

                  At the time of the execution of the Indenture, the Company shall cause counsel (which may include an employee of or counsel to the Company or the trustee under the Indenture) to furnish to the Noteholders and to the trustee under the Indenture an opinion to the effect that (i) the Indenture has been duly authorized, executed and delivered by the Company, and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, and (ii) the New Notes have been duly authorized, and when executed, authenticated and delivered as provided in the Indenture, will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

                  After the execution and delivery of the Indenture, upon surrender of any Note by the holder thereof, the Company will deliver to such holder, in exchange therefor, New Notes in the same principal amount and maturities as the Notes surrendered, in such authorized form and denomination as such holder may elect, and bearing interest from the date to which interest shall have been paid on the Notes so surrendered. The holders of the Notes agree to surrender such Notes and to otherwise cooperate with the Company in connection with any qualification of the Indenture under the TIA. Upon issuance of New Notes pursuant to the Indenture, the Company shall apply the provisions set forth in Sections 6 and 7 of the Note Purchase Agreement, provided that in so applying such provisions, the term "Notes" shall be deemed to include the term "New Notes".


6.  Amendment, Supplement, Waiver.
    ------------------------------

                  This Note and any other Notes outstanding may be amended (or any provision hereof, waived) with the written consent of the Company and the Holder or Holders of at least a majority in aggregate principal amount of the Notes then outstanding; provided, however, that no such amendment or waiver shall, without the consent of each Holder affected, (i) reduce the amount of Notes whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the rate of or extend the time of payment of interest on any Note, (iii) reduce the principal of or premium on or extend the fixed maturity of any Note,
(iv) waive a default in the payment of the principal of or interest on any Note, or (v) make any Note payable in money other than that stated in the Note. The Company and each Holder of a Note then or thereafter outstanding shall be bound by any amendment or waiver effected in accordance with the provisions hereof, whether or not such Note shall have been marked to indicate such modification, but any Note issued thereafter shall bear a notation as to any such modification. Promptly after obtaining the written consent of the Holders herein provided, the Company shall transmit a copy of the instrument evidencing such modification to all of the Holders of the Notes then outstanding.


7.  Defaults and Remedies.
    ----------------------

                  7.1 An "Event of Default" occurs if:

                  (a) the Company defaults in the payment of interest on any Note when the same becomes due and payable and the default continues for a period of 30 days;

                  (b) the Company defaults in the payment of the principal of any Note when the same becomes due and payable at maturity, upon redemption or otherwise;

                  (c) the Company fails to comply with any of its other covenants, conditions or agreements in the Notes and/or Note Purchase Agreement, and the default continues for the period and after the notice specified below;

                  (d) an event or events of default, as defined in any one or more mortgages, indentures or instruments under which there may be issued, or by which there may be secured or evidenced, any Debt of the Company or any Subsidiary, whether such Debt now exists or shall hereafter be created, shall happen which permits the holders of such Debt to declare an aggregate principal amount of at least $250,000 of such Debt to become due and payable prior to the date on which it would otherwise have become due and payable and such event of default shall not have been cured in accordance with the provisions of such instrument, or such Debt shall not have been discharged within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Holders of at least 25% in principal amount of the outstanding Notes a written notice specifying such event or events of default and requiring the Company to cause such event of default to be cured, or such Debt to be discharged and stating that such notice is a "Notice of Default" hereunder; PROVIDED, HOWEVER, that the Company is not in good faith contesting in appropriate proceedings the occurrence of such an event of default;

                  (e) a court of competent jurisdiction shall enter a final, non-appealable judgment or judgments for the payment of money in the aggregate in excess of $250,000 against the Company or any Subsidiary and the judgment is not rescinded, annulled, stayed or satisfied for a period (during which execution shall not be effectively stayed) of 30 days after the amount of such judgment is determined;

                  (f) the Company, pursuant to or within the meaning of any Bankruptcy Law:

                           (1) commences a voluntary case,

                           (2) consents to the entry of an order for relief against it in an involuntary case,

                           (3) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                           (4) makes a general assignment for the benefit of its creditors; or

                  (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (1) is for relief against the Company in an involuntary case,

                           (2) appoints a Custodian of the Company or for all or substantially all of its property, or

                           (3) orders the liquidation of the Company,

         and the order or decree remains unstayed and in effect for 30 days.

                  A default under clause (c) of this subparagraph 7.1 is not an Event of Default until the Holders of at least 25% in principal amount of the outstanding Notes notify the Company of the default and the Company does not cure the default within 30 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default".

                  7.2 If an Event of Default (other than an Event of Default specified in subparagraph 7.1(a), (b), (f) or (g)) occurs and is continuing, the Holders of at least 25% in principal amount of the outstanding Notes by notice to the Company, may declare the principal of, and accrued interest on, all the Notes to be due and payable immediately. If an Event of Default specified in subparagraph 7.1(a) or (b) occurs, the Holder of this Note, by notice to the Company, may declare the principal amount of, and accrued interest on, this Note to be due and payable immediately. If an Event of Default specified in subparagraph 7.1(f) or (g) occurs, all unpaid principal of and accrued interest on the Notes then outstanding shall become and be immediately due and payable without any declaration or other act on the part of any Noteholder. Upon such declaration, such principal and interest shall be due and payable immediately. The Holders of a majority in principal amount of the outstanding Notes by notice to the Company may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived (other than the nonpayment of principal of and accrued interest on the Notes which shall have become due by acceleration) and if the rescission would not conflict with any judgment or decree.

                  7.3 If an Event of Default occurs and is continuing, the Noteholders may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes. A delay or omission by any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

                  7.4 Subject to paragraph 6 of this Note, the Holders of a majority in principal amount of the outstanding Notes by notice to the Company may waive an existing Default and its consequences. When a Default is waived, it is cured and no longer continuing.


8.  Definitions; Rules of Construction.
    -----------------------------------

                  8.1 For all purposes of this Note, the following definitions shall apply unless the text otherwise requires:

                  "Bankruptcy Law" or the "Federal Bankruptcy Code" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors.

                  "Company" means the party named as such in this Note until a successor replaces it and thereafter means the successor.

                  "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  "Debt" means (1) any debt of the Company (i) for borrowed money, or (ii) evidenced by a note, debenture or similar instrument (including a capitalized lease or a purchase money obligation) given in connection with the acquisition of any property or assets, including, without limitation, securities; (2) any debt of others of the types described in the preceding clause (1) which the Company has guaranteed or for which it is otherwise liable; and (3) any amendment, renewal, extension, restructuring, refunding or replacement of any such debt described in (1) and (2) above.

                  "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

                  "Subordinated Debt" means the Subordinated Notes and all Debt (present or future) for borrowed money created or incurred by the Company (and all renewals, extensions or refundings thereof) pursuant to an instrument that expressly provides that such Debt is junior in right of payment to the Notes on terms, taken as a whole, that are no less favorable to the Holders than those relating to the Subordinated Notes.

                  "Subordinated Notes" means the Company's 12 3/4% Senior Subordinated Notes due February 1, 2000 and the Existing Indenture, Junior Subordinated Convertible Increasing Rate Notes due May 1, 2000 and 14% Junior Subordinated Notes due May 1, 2000.

                  "Subsidiary" means a corporation a majority of whose Voting Stock is owned by the Company or a Subsidiary.

                  "Voting Stock" means capital stock having voting power under ordinary circumstances to elect directors.

                  8.2 Unless the context otherwise requires:

                           (1) a term has the meaning assigned to it;

                           (2) an accounting term not otherwise defined has the
meaning assigned to it in accordance with generally accepted accounting principles;

                           (3) "or" is not exclusive; and

                           (4) words in the singular include the plural, and in
the plural include the singular.


9.  No Recourse Against Others.
    ---------------------------

                  A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

10.  Abbreviations.
     --------------

                  Customary abbreviations may be used in the name of a Noteholder or an assignee, such as : TEN COM (= tenants in common), TENANT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A/ (= Uniform Gifts to Minors Act).


11.  Notices.
     --------

                  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made, given or served if delivered or sent to the persons and entities in the manner set forth in the Note Purchase Agreement.


12.  Information Confidential.
     -------------------------

                  By acceptance of this Note, the Holder hereof acknowledges that certain of the information received or to be received by it pursuant hereto may be confidential and proprietary and for its use only, and agrees that the Holder will not use such confidential or proprietary information in violation of federal or state securities law, or any other law, rule or regulation and will use its reasonable efforts to maintain the confidentiality of any confidential or proprietary information so received by it which is otherwise not available from other sources; PROVIDED, HOWEVER, that the foregoing shall in no way limit or otherwise restrict the ability of the Holder to disclose any such information concerning the Company which (i) is already in the public domain through no fault or action on the part of the Holder or (ii) it may be required to disclose pursuant to or as required by law or as directed by any court of competent jurisdiction in connection with any action to which the Holder or the Company is a party.


13.  Severability.
     -------------

                  Any provision or provisions of this Note found to be unenforceable or prohibited by law will be ineffective only to the extent of such unenforceability or prohibition and no other provision hereof will be invalidated thereby.

14.  Waiver of Usury Law.
     --------------------

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time voluntarily (and that it will resist any effort to make it do so involuntarily) insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury law wherever enacted, or at any time hereafter in force, which may affect the covenants or the performance of this Note.


15.  Governing Law and Consent to Forum.
     -----------------------------------

                  (a) THIS NOTE IS DELIVERED IN AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

                  (b) ANY ACTION OR SUIT IN CONNECTION WITH THIS NOTE MAY BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW YORK OR A UNITED STATES DISTRICT COURT SITUATED IN THE STATE OF NEW YORK, THE COMPANY HEREBY CONSENTING TO THE NONEXCLUSIVE JURISDICTION OF EACH THEREOF.


                  IN WITNESS WHEREOF, LEXINGTON PRECISION CORPORATION has caused this Note to be dated and to be executed and attested to on its behalf by its duly authorized officers, and its corporate seal to be hereunto duly affixed.


                                          LEXINGTON PRECISION CORPORATION


                                          By: /s/ Warren Delano
                                              ----------------------------------
                                              Warren Delano
                                              President


[SEAL]

Attest:  /s/ Kenneth I. Greenstein

                                 ASSIGNMENT FORM


If you the Holder want to assign this Note, fill in the form below and have your Medallion signature guaranteed:

I or we assign and transfer this Note to

                                  ------------------------

                                  ------------------------
                                  (Insert assignee's social
                                  security or tax ID number)

                                  ------------------------

                                  ------------------------

                                  ------------------------
                                  (Print or type assignee's
                                  name, address and zip code)


and irrevocably appoint ____________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

---------------------------------

Date:  Your signature:
                       ------------------------------------------
                               (Sign exactly as your name appears on the other side of this Note)


Medallion Signature Guarantee:
                               -------------------------------------------

                                    GUARANTEE

                  Subject to the terms and conditions of this Guarantee, Lexington Components, Inc., a Delaware corporation (the "Guarantor"), hereby irrevocably and unconditionally guarantees (i) the due and punctual payment of the principal of, premium, if any, and interest on the 10 1/2% Senior Unsecured Notes due February 1, 2000 (the "Notes") of Lexington Precision Corporation, a Delaware corporation (the "Company"), whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the registered holders of the Notes (the "Holders"), (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (iii) the payment of any and all costs and expenses (including reasonable attorneys' fees) incurred by any Holder in enforcing any rights under this Guarantee. The Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

                  Subject to the terms and conditions of this Guarantee, the Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes, the absence of any action to enforce the same, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Except to the extent permitted by applicable law or as expressly provided herein, the Guarantor further waives and relinquishes all claims, rights and remedies accorded by applicable law. The Guarantor further waives and relinquishes all claims, rights and remedies accorded by applicable law to guarantors and agree not to assert or take advantage of any such claims, rights or remedies including, but not limited to: (a) any right to require the Holders (each, a "Benefitted Party") to proceed against the Company or any other person or entity or to proceed against or exhaust any security held by a Benefitted Party at any time to pursue any other party's power before proceeding again the Guarantor; (b) the defense of the statue of limitations in any action hereunder or in any action for the collection of any Debt or the performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or entity; (d) appraisal, valuation, stay, extension, marshalling of assets, redemption, exemptions, demand, presentment, protest and notice of any kind including but not limited to notice of the existence, creation or incurring of any new or additional Debt or obligation; (e) any defense based upon an election of remedies by a Benefitted Party, including but not limited to an election to proceed by non-judicial rather than judicial foreclosure which destroys or otherwise impairs the subrogation rights of the Guarantor, the right of the Guarantor to proceed against the Company or any other person or entity for reimbursement, or both; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the principal; (g) any duty on the part of a Benefitted Party to disclose to the Guarantor any facts a Benefitted Party may now or hereafter know about the Company or any other person or entity, regardless of whether a Benefitted Party has reason to believe that any such facts materially increase the risk beyond that which the Guarantor intends to assume, or has reason to believe that such facts are unknown to the Guarantor, or has reasonable opportunity to communicate such facts to the Guarantor, since the Guarantor acknowledges that it is fully responsible for being and keeping informed of the financial condition of the Company and of all circumstances bearing on the risk of non-payment of any obligations hereby guaranteed; (h) any defense arising because of a Benefitted Party's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code, (i) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; (j) any claim or other rights which the Guarantor may now or hereafter acquire against the Company or any other person or entity that arise from the existence or performance of the Guarantor's obligations under this Guarantee in favor of the Company, including, without limitation, (x) any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or
(y) any right to participate in any claim or remedy by a Benefitted Party against the Company whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or rights; and
(k) any rights which the Guarantor may acquire by way of contribution under this Guarantee in favor of the Company, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such contribution rights. The Guarantor hereby covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in this Guarantee.

                  If any Holder is required by any court otherwise to return to either the Company or the Guarantor, or any Custodian, trustee, or similar official acting in relation to either the Company or the Guarantor any amount paid by the Company to such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

                  The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in the Notes for the purposes of this Guarantee notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in the Notes, those obligations (whether or not due and payable) will forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

                  Notwithstanding any provision of this Guarantee to the contrary, the Guarantor and by acceptance hereof, each beneficiary hereof, hereby confirms is its intention that this Guarantee by such Guarantor not violate or conflict with any applicable corporate law, or constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any similar federal or state law to the extent applicable to this Guarantee. To effectuate the foregoing intention, notwithstanding any provision of this Guarantee to the contrary, each such person or entity hereby irrevocable agrees that the obligation of the Guarantor under this Guarantee shall be limited (i) to the extent necessary under any applicable corporate law and (ii) to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of the Guarantor that are relevant under such laws, and after giving effect to any collections from or payments made by or on behalf of any other guarantor in respect of the obligations of Guarantor, result in the obligations of the Guarantor in respect of such maximum amount constituting a fraudulent conveyance. Each beneficiary under this Guarantee, by accepting this benefits hereof, confirms its intention that, notwithstanding any provision of this Guarantee to the contrary, in the event of a bankruptcy, reorganization or other similar proceeding of the Company or the Guarantor in which concurrent claims are made upon such the Guarantor hereunder, to the extent such claims will not be fully satisfied, each such claimant with a valid claim against the Company shall be entitled to a ratable share of all payments by the Guarantor in respect of such concurrent claims.

                  This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guarantor and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and shall inure to the benefit of the successors and assigns of the Holder and, in the event of any transfer of assignments of rights by any Holder the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  A director, officer, employee or shareholder, as such, of the Guarantor shall not have any liability for any obligations of the Guarantor under this Guarantee or for any claim based on, in respect of or by reason of, such obligations or their creation. Each beneficiary hereof by accepting this Guarantee waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Guarantee.

                  Capitalized terms used herein have the same meanings given in the Notes unless otherwise indicated.

                  THIS GUARANTEE IS DELIVERED IN AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

                  ANY ACTION OR SUIT IN CONNECTION WITH THIS GUARANTEE MAY BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW YORK OR A UNITED STATES DISTRICT COURT SITUATE IN THE STATE OF NEW YORK, THE GUARANTOR HEREBY CONSENTING TO THE NONEXCLUSIVE JURISDICTION OF EACH THEREOF.

                                      Guarantor:


                                      LEXINGTON COMPONENTS, INC.




                                      By: /s/ Warren Delano
                                         ------------------------------------
                                         Warren Delano
                                         President